UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 25, 2023

SMART GLOBAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38102	98-1013909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Walkers Corporate Limited

190 Elgin Avenue

George Town, Grand Cayman

Cayman Islands

(Address of Principal Executive Offices)

KY1-9008

(Zip Code)

(510) 623-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

(a) To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

On September 25, 2023, the Board of Directors of SMART Global Holdings, Inc., a Cayman Islands exempted company (the “Company”), determined that the Company’s 2024 annual general meeting of shareholders (the “Meeting”) will be held on February 9, 2024 at 10:00 a.m. Pacific Time. The location of the Meeting will be as set forth in the Company’s definitive proxy statement for the Meeting to be filed with the United States Securities and Exchange Commission (the “SEC”).

With respect to director nominations, the Company’s Second Amended and Restated Memorandum and Articles of Association (“Articles of Association”) provide that shareholders who wish to nominate a director to be brought before the shareholders at an annual meeting of shareholders must notify the Company’s Secretary by a written notice, which notice must be received at the Company’s principal executive offices not less than 120 days prior to the annual meeting of shareholders; provided, however, that in the event less than 130 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For other business to be brought before the shareholders at an annual meeting of shareholders outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders must notify the Company’s Secretary by a written notice, which notice must be received at the Company’s principal executive offices not less than 45 days prior to the anniversary date on which the Company mailed proxy materials for the prior year’s annual meeting.

Shareholders wishing to present nominations for director for consideration at the Meeting under these provisions of the Company’s Articles of Association must submit their nominations so that they are received at the Company’s principal executive offices, c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands, not later than October 12, 2023 in order to be considered. Shareholders wishing to present other proposals for consideration at the Meeting under these provisions of the Company’s Articles of Association must submit their proposals so that they are received at the Company’s principal executive offices, c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands, not later than November 5, 2023 in order to be considered.

Any director nominations or shareholder proposal must also comply with the requirements of Cayman Islands law, the rules and regulations promulgated by the SEC and the Company’s Articles of Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART Global Holdings, Inc.

Date: September 28, 2023

	By:	/s/ Ken Rizvi
Ken Rizvi Senior Vice President and Chief Financial Officer